UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 20, 2010

DK SINOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-156302	26-3062752
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Dongxing Building, 4th Floor No.1 Xinke Road, Xi’an, the People’s Republic of China 710043
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  86-29-8224-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant

On December 20, 2010, DK Sinopharma, Inc. (the “Company”) notified Acquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) that it was being terminated as the Company’s registered independent public accounting firm.  The decision to dismiss ACSB as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on December 20, 2010.

On May 10, 2010, the Company acquired Dong Ke Pharmaceuticals, Inc. (“Dong Ke”), a Delaware corporation, pursuant to a Share Exchange Agreement in a reverse merger transaction previously reported in the Company’s Current Report on Form 8-K filed on May 10, 2010. Since prior to the merger, the Company was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934 as amended),  Dong Ke is considered the predecessor of the Company and the historical financial statements of Dong Ke are considered those of the Company. ACSB issued an audit report on the consolidated financial statements of Dong Ke as of and for the years ended December 31, 2009, and 2008, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the consolidated financial statements of Dong Ke as of and for the years ended December 31, 2008 and 2009 and through the date of this report, we have had no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years ended December 31, 2008, and 2009, and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided ACSB with a copy of this disclosure before its filing with the SEC. We requested that ACSB provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from ACSB stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

16.1	16.1 Letter dated December 22, 2010 from Acquavella, Chiarelli, Shuster, Berkower & Co., LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010

DK SINOPHARMA, INC.

By:	/s/ Dongke Zhao
Dongke Zhao
Chief Executive Officer

3